Summary Prospectus and Prospectus Supplement

One Choice® Blend+ 2025 Portfolio ■ One Choice® Blend+ 2030 Portfolio
One Choice® Blend+ 2035 Portfolio ■ One Choice® Blend+ 2040 Portfolio
One Choice® Blend+ 2045 Portfolio ■ One Choice® Blend+ 2050 Portfolio
One Choice® Blend+ 2055 Portfolio ■ One Choice® Blend+ 2060 Portfolio
One Choice® Blend+ 2065 Portfolio
Summary Prospectuses and Prospectuses dated December 1, 2023

Supplement dated October 16, 2024

Effective on or about December 1, 2024, the funds’ glide path will be modified to increase the equity allocation in the years preceding each fund’s target date. The funds will follow the glide path shown below:

Effective on or about December 1, 2024, as a result of the changes to the glide path, the funds’ neutral mix will be revised as follows:

Asset Class	One Choice Blend+ 2025 Portfolio	One Choice Blend+ 2030 Portfolio	One Choice Blend+ 2035 Portfolio	One Choice Blend+ 2040 Portfolio	One Choice Blend+ 2045 Portfolio
Equity Securities (Stock Funds)	46.2%	55.0%	63.7%	72.5%	80.0%
U.S. Equity	33.5%	39.1%	44.5%	49.6%	54.8%
International Equity	11.5%	14.4%	17.4%	20.7%	22.8%
Real Estate	1.2%	1.5%	1.8%	2.2%	2.4%
Fixed Income Securities (Bond Funds)	50.2%	43.5%	35.7%	27.5%	20.0%
Short-Term Investments (Short-Term Funds)	3.6%	1.5%	0.6%	0.0%	0.0%

Asset Class	One Choice Blend+ 2050 Portfolio	One Choice Blend+ 2055 Portfolio	One Choice Blend+ 2060 Portfolio	One Choice Blend+ 2065 Portfolio
Equity Securities (Stock Funds)	87.5%	95.0%	95.0%	95.0%
U.S. Equity	59.9%	65.1%	65.1%	65.1%
International Equity	25.0%	27.1%	27.1%	27.1%
Real Estate	2.6%	2.8%	2.8%	2.8%
Fixed Income Securities (Bond Funds)	12.5%	5.0%	5.0%	5.0%
Short-Term Investments (Short-Term Funds)	0.0%	0.0%	0.0%	0.0%

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